EXHIBIT 24

                     POWER OF ATTORNEY OF PAUL B. LOYD, JR.


        KNOW ALL PERSONS BY THESE PRESENTS, that I, Paul B. Loyd, Jr., Chairman of the Board of Directors, President and Chief Executive Officer of Reading & Bates Corporation, a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of common stock of the Corporation or other interests under the Reading & Bates Corporation 1995 Long Term Incentive Plan and the Reading & Bates Corporation 1992 Long-Term Incentive Plan (collectively the "Plans"), hereby constitutes and appoints Tim W. Nagle as my true and lawful attorney-in-fact and agent, with full power to act for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plans with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 31st day of July, 1995.



   /s/Paul B. Loyd, Jr.
   ------------------------
   Paul B. Loyd, Jr.
   Chairman of the Board of
   Directors, President and
   Chief Executive Officer



                       POWER OF ATTORNEY OF RBC DIRECTOR


        KNOW ALL  PERSONS  BY  THESE  PRESENTS,  that  I,  the  undersigned director of Reading & Bates Corporation, a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of common stock of the Corporation or other interests issuable under the following: (i) 1,000,000 shares of Common Stock under the Reading & Bates Corporation 1992 Long-Term Incentive Plan and (ii) 2,500,000 shares of Common Stock under the
   Reading & Bates Corporation 1995 Long-Term Incentive Plan, hereby constitute and appoint Paul B. Loyd, Jr., C. Kirk Rhein, Jr., and Tim W. Nagle, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 31st day of July, 1995.




   /s/Paul B. Loyd, Jr.
   ------------------------
   Paul B. Loyd, Jr.
   Director




                       POWER OF ATTORNEY OF RBC DIRECTOR


        KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of Reading & Bates Corporation, a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of common stock of the Corporation or other interests issuable under the following: (i) 1,000,000 shares of Common Stock under the Reading & Bates Corporation 1992 Long-Term
   Incentive Plan  and (ii)  2,500,000  shares of  Common Stock  under  the
   Reading & Bates Corporation 1995 Long-Term Incentive Plan, hereby constitute and appoint Paul B. Loyd, Jr., C. Kirk Rhein, Jr., and Tim W. Nagle, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 6th day of July, 1995.



   /s/Arnold L. Chavkin
   ------------------------
   Arnold L. Chavkin
   Director



                       POWER OF ATTORNEY OF RBC DIRECTOR


        KNOW ALL  PERSONS  BY  THESE  PRESENTS,  that  I,  the  undersigned director of Reading & Bates Corporation, a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of common stock of the Corporation or other interests issuable under the following: (i) 1,000,000 shares of Common Stock under the Reading & Bates Corporation 1992 Long-Term Incentive Plan and (ii) 2,500,000 shares of Common Stock under the
   Reading & Bates Corporation 1995 Long-Term Incentive Plan, hereby constitute and appoint Paul B. Loyd, Jr., C. Kirk Rhein, Jr., and Tim W. Nagle, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 11th day of July, 1995.



   /s/Charles A. Donabedian
   ------------------------
   Charles A. Donabedian
   Director



                       POWER OF ATTORNEY OF RBC DIRECTOR


        KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of Reading & Bates Corporation, a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of common stock of the Corporation or other interests issuable under the following: (i) 1,000,000 shares of Common Stock under the Reading & Bates Corporation 1992 Long-Term
   Incentive Plan  and (ii)  2,500,000  shares of  Common Stock  under  the
   Reading & Bates Corporation 1995 Long-Term Incentive Plan, hereby constitute and appoint Paul B. Loyd, Jr., C. Kirk Rhein, Jr., and Tim W. Nagle, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 12th day of July, 1995.



   /s/Ted Kalborg
   ------------------------
   Ted Kalborg
   Director



                       POWER OF ATTORNEY OF RBC DIRECTOR


        KNOW ALL  PERSONS  BY  THESE  PRESENTS,  that  I,  the  undersigned director of Reading & Bates Corporation, a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of common stock of the Corporation or other interests issuable under the following: (i) 1,000,000 shares of Common Stock under the Reading & Bates Corporation 1992 Long-Term Incentive Plan and (ii) 2,500,000 shares of Common Stock under the
   Reading & Bates Corporation 1995 Long-Term Incentive Plan, hereby constitute and appoint Paul B. Loyd, Jr., C. Kirk Rhein, Jr., and Tim W. Nagle, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 10th day of July, 1995.



   /s/Macko A. E. Laqueur
   ------------------------
   Macko A. E. Laqueur
   Director



                       POWER OF ATTORNEY OF RBC DIRECTOR


        KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of Reading & Bates Corporation, a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of common stock of the Corporation or other interests issuable under the following: (i) 1,000,000 shares of Common Stock under the Reading & Bates Corporation 1992 Long-Term Incentive Plan and (ii) 2,500,000 shares of Common Stock under the
   Reading & Bates Corporation 1995 Long-Term Incentive Plan, hereby constitute and appoint Paul B. Loyd, Jr., C. Kirk Rhein, Jr., and Tim W. Nagle, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 7th day of July, 1995.



   /s/C. Kirk Rhein, Jr.
   ------------------------
   C. Kirk Rhein, Jr.
   Director



                       POWER OF ATTORNEY OF RBC DIRECTOR


        KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of Reading & Bates Corporation, a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of common stock of the Corporation or other interests issuable under the following: (i) 1,000,000 shares of Common Stock under the Reading & Bates Corporation 1992 Long-Term Incentive Plan and (ii) 2,500,000 shares of Common Stock under the
   Reading & Bates Corporation 1995 Long-Term Incentive Plan, hereby constitute and appoint Paul B. Loyd, Jr., C. Kirk Rhein, Jr., and Tim W. Nagle, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 8th day of July, 1995.



   /s/Robert L. Sandmeyer
   ------------------------
   Robert L. Sandmeyer
   Director



                       POWER OF ATTORNEY OF RBC DIRECTOR


        KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of Reading & Bates Corporation, a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of common stock of the Corporation or other interests issuable under the following: (i) 1,000,000 shares of Common Stock under the Reading & Bates Corporation 1992 Long-Term Incentive Plan and (ii) 2,500,000 shares of Common Stock under the
   Reading & Bates Corporation 1995 Long-Term Incentive Plan, hereby constitute and appoint Paul B. Loyd, Jr., C. Kirk Rhein, Jr., and Tim W. Nagle, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 6th day of July, 1995.



   /s/Steven A. Webster
   ------------------------
   Steven A. Webster
   Director